UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 1, 2010

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported, on April 19, 2010, Consumers Energy Company (“Consumers), a principal subsidiary of CMS Energy Corporation (“CMS Energy”), and certain Purchasers in the private placement market entered into an agreement under which Consumers would sell, and the Purchasers would purchase, $250 million of 5.30% First Mortgage Bonds due 2022 (“2022 Bonds”) and $50 million of 6.17% First Mortgage Bonds due 2040 (“2040 Bonds”).

On September 1, 2010, this transaction closed and was funded. The 2022 Bonds will bear interest at a rate of 5.30% per year, and the 2040 Bonds will bear interest at a rate of 6.17% per year, in each case payable semi-annually in arrears on March 1 and September 1 of each year, commencing on March 1, 2011, and at the date of maturity. The Bonds will bear interest on overdue principal and (to the extent permitted by law) overdue installments of interest at the rate set forth in the Indenture. The 2022 Bonds will mature on September 1, 2022, and the 2040 Bonds will mature on September 1, 2040.

The Bonds are to be issued under and secured by that certain Indenture dated as of September 1, 1945 between Consumers and The Bank of New York Mellon, (ultimate successor to City Bank Farmers Trust Company) as trustee, as supplemented and amended by various supplemental indentures and as to be supplemented by the 112th Supplemental Indenture, dated as of September 1, 2010 (the “Supplemental Indenture”), a copy of which is attached as Exhibit 4.1 and incorporated herein by reference. Any or all of the 2022 Bonds and 2040 Bonds may be redeemed by Consumers, at any time and from time to time prior to maturity, at a redemption price equal to 100% of the principal amount of such 2022 Bonds or 2040 Bonds being redeemed plus the applicable premium, if any, thereon at the time of redemption, together with accrued interest, if any, thereon to the redemption date. In no event will the redemption price be less than 100% of the principal amount of the 2022 Bonds or 2040 Bonds plus accrued interest, if any, thereon to the redemption date.

The descriptions set forth above are qualified in their entirety by the Supplemental Indenture filed herewith as Exhibit 4.1 and the Bond Purchase Agreement filed as Exhibit (10)(h) to Consumers’ 2010 First Quarter Form 10-Q.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.1	112th Supplemental Indenture dated as of September 1, 2010 between Consumers and The Bank of New York Mellon

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy Corporation’s (“CMS Energy”) Form 10-K and Consumers Energy Company’s (“Consumers Energy”) Form 10-K each for the Year Ended December 31, 2009 and as updated in CMS Energy’s and Consumers Energy’s Forms 10-Q for the Quarters Ended March 31, 2010 and June 30, 2010. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION
Dated: September 7, 2010	By:	/s/ Thomas J. Webb

Thomas J. Webb
Executive Vice President and Chief Financial Officer

CONSUMERS ENERGY COMPANY
Dated: September 7, 2010	By:	/s/ Thomas J. Webb

Thomas J. Webb
Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

4.1	112th Supplemental Indenture dated as of September 1, 2010 between Consumers and The Bank of New York Mellon